UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

CROSSROADS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15331	74-2846643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11000 North Mo-Pac Expressway

Austin, Texas 78759
(Address of principal executive offices)

(512) 349-0300
Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Description of Terms of Private Placement

On March 31, 2014, Crossroads Systems, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) for the issuance and sale in a private placement (the “Private Placement”) of 1,886,622 units (the “Units”), at a purchase price of $2.2565 per Unit for net proceeds of approximately $4.3 million before expenses. Affiliates of Lone Star Value Management, LLC, of which our Chairman serves as a managing member, will purchase approximately $2.9 million of Units. Roth Capital Partners acted as financial advisor to the Company in the transaction, which was negotiated and approved by a special committee of the Board of Directors. The Company did not engage a placement agent in connection with the Private Placement, and therefore paid no commissions.

Each Unit consists of one share of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase one-half of a share of Common Stock, at an exercise price of $2.46 per whole share (the “Warrants,” and together with the Units and the Common Stock, the “Securities”). The Company expects to use the net proceeds of the Private Placement for general working capital purposes.

Securities Purchase Agreement

Subject to the terms and conditions of the Purchase Agreement, at the closing the Investors will purchase, and the Company will sell and issue, the Units. Each of the Company and the Investors made customary representations and warranties and the Purchase Agreement contains customary indemnification provisions.

Registration Rights Agreement

Concurrently with the closing of the sale of Units contemplated by the Purchase Agreement, the Company will enter into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company is required to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Resale Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), within 60 days after the closing date of the Private Placement (or, if the Company is required to file updated financial statements with the SEC prior to filing a registration statement, within 20 days after the filing date of its updated financial statements with the SEC) covering the resale from time to time of the shares of Common Stock sold to the Investors as well as the shares of Common Stock issuable upon exercise of the Warrants. The Company is obligated to use its reasonable best efforts to cause the Resale Registration Statement to be declared effective by the SEC by the 120th day after the date of the Purchase Agreement. The Company is required to keep the Resale Registration Statement continuously effective until the earlier of the date on which all securities covered by the Resale Registration Statement have been sold and the date on which all securities covered by the Resale Registration Statement may be sold without restriction pursuant to Rule 144. The Company will agree to bear the expenses incurred in complying with the Registration Rights Agreement. The Registration Rights Agreement also contains customary indemnification provisions.

1

Common Stock and Warrants

Pursuant to the Purchase Agreement, the Company will issue to the Investors an aggregate of 1,886,622 shares of Common Stock and Warrants to purchase an aggregate of 943,311 shares of Common Stock. The Warrants are exercisable for a period starting on the date that is six months following the closing date of the Private Placement, and will expire on the fifth anniversary of the closing date of the Private Placement. The right of holders of Warrants to exercise Warrants for Common Stock will be subject to a beneficial ownership limitation of 9.99%, except that this limitation will not apply to holders that are currently subject to the reporting obligations of Section 16(a) of the Securities Exchange Act of 1934, as amended. Such beneficial ownership limitations may be increased or decreased by a holder of Warrants to any percentage not in excess of 19.99% after providing sixty-one (61) days’ advance notice of such increase or decrease to the Company. If the Warrants are exercisable and there is no effective registration statement registering, or no current prospectus available for, the resale of, the Warrant Shares, then a Warrant may also be exercised at such time by means of a “cashless exercise,” determined according to the terms of the Warrant. The Warrants contain customary anti-dilution protection for stock splits, combinations and the like.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Warrants and the transactions contemplated therein are qualified in their entirety by reference to the full text of such agreements and instruments, which are filed as Exhibits herewith. Such agreements and instruments are not intended to provide any other factual information about the Company. The transaction documents contain certain representations, warranties and indemnifications resulting from any breach of such representations or warranties. Investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts because they are made only as of the respective dates of such documents. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of such documents, and such subsequent information may not be fully reflected in the Company’s public disclosures.

Nasdaq Compliance

As previously disclosed, on March 21, 2014, the Company received a notice from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) that Nasdaq had determined to delist its common stock based on the Company’s failure to satisfy the minimum stockholders’ equity requirement for continued listing on the NASDAQ Capital Market. Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Rule”) requires companies listed on the NASDAQ Capital Market to maintain stockholders’ equity of at least $2.5 million. On March 27, 2014, the Company requested a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”). The Company’s request for a hearing stays any delisting action pending the issuance of a decision from the Panel and the expiration of any extension period granted by the Panel.

2

Upon the closing of the Private Placement, which the Company expects to result in proceeds to the Company of $4.3 million, net of discounts and before transaction expenses, the Company believes it will have sufficient stockholders’ equity to regain compliance with the Stockholders’ Equity Rule. In that regard, in the event that the Company is able to demonstrate to the Nasdaq Staff that it has regained compliance with the Stockholders’ Equity Rule and that it is likely to maintain long-term compliance, the hearing before the Panel would be cancelled. In the event that the Company is required to go forward with the hearing, it would be afforded the opportunity to describe to the Panel additional actions that could be taken to ensure its long term compliance with the Stockholders’ Equity Rule, and the Company could request an additional extension of time to complete such actions. In any event, the Company’s securities will continue to trade on The NASDAQ Capital Market at least until the Panel renders a decision following the hearing, if it is determined that such hearing is necessary.

Item 3.01	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 1.01 under the heading “Nasdaq Compliance” is incorporated by reference into this Item 3.01.

Item 3.02.	Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02. Each Investor represented to the Company that it was an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and, accordingly, the Company’s issuance of the Securities pursuant to the Purchase Agreement will be made in reliance on Section 4(a)(2) of the Securities Act and Rule 506 promulgated under Regulation D thereunder as a transaction not involving a public offering. No advertising or general solicitation was employed in the Private Placement, and the Securities may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from the registration requirements under the Securities Act. An appropriate “restricted securities” legend will be placed on the Securities issued pursuant to the Purchase Agreement.

Item 7.01.	Regulation FD Disclosure.

From March 27, 2014 to March 28, 2014, during the course of its discussions with potential investors in connection with the Private Placement described in Item 1.01 above, the management of the company informed such investors that, in addition to filing the Resale Registration Statement required with respect to the resale of (i) the Common Stock purchased in the Private Placement and (ii) the Common Stock underlying the Warrants issued the Private Placement, the Company may seek additional financing. The Company disclosed to potential investors that it may file a “universal” shelf registration statement with the SEC for the offer and sale of securities by the Company on a primary basis (which universal shelf registration statement may in the discretion of the Company be combined with the Resale Registration Statement to the extent permitted by SEC rules and regulations). The company also informed such potential investors that no specific offering or other financing transaction is yet planned, but that the Company intends to continue to evaluate alternatives in order to meet its working capital needs and to increase its stockholders’ equity in order to regain or to continue to maintain compliance with Nasdaq’s Stockholders’ Equity Rule described in Item 1.01 above. Proceeds of an offering, if any, may be used for any valid purpose set forth in a future universal shelf registration statement or any prospectus or prospectus supplement issued thereunder.

3

Each of the potential investors to which the above information was disclosed agreed orally or in writing to maintain its confidentiality until such information was publicly disclosed by the Company. Because of these confidentiality agreements, simultaneous public disclosure of the foregoing was not required by virtue of Rule 100(a)(2)(ii) of Regulation FD. This Current Report on Form 8-K constitutes public disclosure of the foregoing.

The disclosure in this Item 7.01 shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of such jurisdiction. The disclosure in this Item 7.01 is being made pursuant to, and in accordance with, Rule 135 under the Securities Act.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such filing, regardless of any general incorporation language in such filing. This inclusion of such information in this Current Report on Form 8-K will not be deemed an admission as to the materiality of any such information that is being disclosed pursuant to Regulation FD.

Item 8.01	Other Events.

On March 31, 2014, the Company issued a press release announcing the closing of the Private Placement, which is attached as exhibit 99.1 to this Current Report on Form 8-K.

 __________________________________________

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that relate to future events regarding the Company including, but not limited to, statements related to the closing of the Private Placement described above, compliance with Nasdaq Listing Rules, potential future financing activities and the filing or effectiveness of registration statements with respect to the offering and sale of Company securities by the Company or by Investors in the Private Placement. The forward-looking statements included herein involve known and unknown risks, uncertainties and other factors including the Company’s ability to complete a future financing on terms acceptable to it, the Company’s ability to obtain effectiveness of a registration statement and the timing associated therewith, the Company’s future financial and operational performance and the impact of such performance on stockholders’ equity, capital market conditions generally as well as other matters disclosed in the Company’s Annual Report on Form 10-K for the year ended October 31, 2013 and its other filings with the Securities and Exchange Commission. Such risks may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

4

Forward-looking statements in this Current Report on Form 8-K are based on management's beliefs and opinions at the time the statements are made. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant in favor of the Holders in the March 2014 private placement.

10.1	Securities Purchase Agreement, dated March 31, 2014, by and among Crossroads Systems, Inc. and the Buyers party thereto.

10.2	Form of Registration Rights Agreement by and among Crossroads Systems, Inc. and the Investors party thereto.

99.1	Press release issued on March 31, 2014 announcing the transactions described herein.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.

Date: March 31, 2014	By:	/s/ Jennifer Crane
Name: Jennifer Crane Title: Chief Financial Officer

6

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant in favor of the Holders in the March 2014 private placement.

10.1	Securities Purchase Agreement, dated March 31, 2014, by and among Crossroads Systems, Inc. and the Buyers party thereto.

10.2	Form of Registration Rights Agreement by and among Crossroads Systems, Inc. and the Investors party thereto.

99.1	Press release issued on March 31, 2014 announcing the transactions described herein.